UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2407 Park Drive Harrisburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2024, Mid Penn Bancorp, Inc. (the “Company”) announced that the Company and Allison S. Johnson, the Company’s Senior Executive Vice President and Chief Financial Officer, mutually agreed that Ms. Johnson would leave the Company to pursue other opportunities, effective December 29, 2023.

In connection with Ms. Johnson’s departure, the Company and Ms. Johnson entered into a Separation Agreement and General Release, dated January 4, 2024 (the “Separation Agreement”). In consideration for, among other things, her compliance with certain restrictive covenants and a typical release of claims, Ms. Johnson will (1) continue to receive her current base salary through April 28, 2024; (2) be entitled to receive an Early Termination Benefit under her Supplemental Executive Retirement Plan Agreement dated September 6, 2022, equal to $12,000.00 annually for fifteen (15) years; and (3) be entitled to retain the unvested portion of the balance of the retention bonus awarded to her in connection with her commencement of employment in 2022, which is approximately $70,196.64.

Ms. Johnson’s departure is not the result of any disagreement with the Company on any matter related to the Company’s financial performance.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed with the Company’s Annual Report for the fiscal year ending December 31, 2023.

The Company has identified and will make a subsequent announcement regarding Ms. Johnson’s successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC.

Date: January 5, 2024	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer